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                                                                    EXHIBIT (24)

                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor, Ross E. Jeffries, Jr. and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.

                  SIGNATURE                        CAPACITY
                  ---------                        --------



             /s/ LESLIE M. BAKER, JR.             Chairman and Director
             ----------------------------
             LESLIE M. BAKER, JR.



             /s/ G. KENNEDY THOMPSON              President, Chief Executive Officer and Director
             ----------------------------
             G. KENNEDY THOMPSON



             /s/ ROBERT P. KELLY                  Senior Executive Vice President and Chief Financial Officer
             ----------------------------
             ROBERT P. KELLY



              /s/ DAVID M. JULIAN                 Senior Vice President and Corporate Controller (Principal
              ---------------------------         Accounting Officer)
              DAVID M. JULIAN



              /s/ F. DUANE ACKERMAN               Director
              ---------------------------
              F. DUANE ACKERMAN



              /s/ JOHN D. BAKER, II               Director
              ---------------------------
              JOHN D. BAKER, II



              /s/ JAMES S. BALLOUN                 Director
              ---------------------------
              JAMES S. BALLOUN



              /s/ ROBERT J. BROWN                  Director
              ---------------------------
              ROBERT J. BROWN



                                                   Director
              ---------------------------
              PETER C. BROWNING



              /s/ JOHN T. CASTEEN III              Director
              ---------------------------
              JOHN T. CASTEEN III



              /s/ WILLIAM H. GOODWIN, JR.          Director
              ---------------------------
              WILLIAM H. GOODWIN, JR.



              /s/ ROBERT A. INGRAM                 Director
              ---------------------------
              ROBERT A. INGRAM



                                                   Director
              ---------------------------
              RADFORD D. LOVETT



              /s/ MACKEY J. MCDONALD               Director
              ---------------------------
              MACKEY J. MCDONALD


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
                  SIGNATURE                        CAPACITY
                  ---------                        --------



              /s/ JOSEPH NEUBAUER                  Director
              ---------------------------
              JOSEPH NEUBAUER



              /s/ LLOYD U. NOLAND III              Director
              ---------------------------
              LLOYD U. NOLAND III



              /s/ RUTH G. SHAW                     Director
              ---------------------------
              RUTH G. SHAW



              /s/ LANTY L. SMITH                   Director
              ---------------------------
              LANTY L. SMITH



              /s/ JOHN C. WHITAKER, JR.            Director
              ---------------------------
              JOHN C. WHITAKER, JR.



              /s/ DONA DAVIS YOUNG                 Director
              ---------------------------
              DONA DAVIS YOUNG


Dated:  February 19, 2002
Charlotte, North Carolina


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